Fees Summary	Jun. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 176,493,741.04
Previously Paid Amount	0
Total Fee Amount	24,373.79
Total Offset Amount	0
Net Fee	$ 24,373.79